Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Home School Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2009 (the “Report”), Thomas Morrow, Chairman and Chief Executive Officer of the Company, and Tony Langford, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2010

/s/ Thomas Morrow
Thomas Morrow
President and Chief Executive Officer

Dated: March 31, 2010

/s/ Tony Langford
Tony Langford
Chief Financial Officer